UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 17, 2010
VION PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26534	13-3671221

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4 Science Park, New Haven, CT	06511

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 498-4210
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
As previously disclosed, on December 17, 2009, Vion Pharmaceuticals, Inc. (the “Registrant”) filed a voluntary petition for relief under chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) Case No. 09-14429 (CSS).
On February 19, 2010, the Registrant filed its unaudited monthly operating report (the “Monthly Operating Report”) with the Bankruptcy Court. A copy of the Monthly Operating Report is contained in the attached Exhibit 99.1 and is incorporated herein by reference.
On February 17, 2010, the Bankruptcy Court entered an order setting the hearing to consider the approval of the Disclosure Statement for Registrant’s Chapter 11 Plan of Liquidation (the “Disclosure Statement”) for March 1, 2010 and the hearing to consider confirmation of the Registrant’s Chapter 11 Plan of Liquidation (the “Plan”) for April 6, 2010. Assuming that these hearings are held on or before the scheduled dates, the Plan is so confirmed at the scheduled hearing and goes effective by its terms, the Registrant anticipates that it will then no longer be a reporting company under the Securities Exchange Act of 1934, as amended.
Bankruptcy law does not permit solicitation of acceptances of the Plan until the Court approves the Disclosure Statement. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and if confirmed by the Court. There can be no assurance that the Court will approve the Disclosure Statement, that the Registrant’s stakeholders will approve the Plan, or that the Court will confirm the Plan.
Limitation on Incorporation by Reference
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.
Cautionary Statement Regarding Financial and Operating Data
The Registrant cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Registrant. The Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements of, and is in a format acceptable to, the Bankruptcy Court. The Monthly Operating Report is limited in scope and only covers a limited time period.
The Monthly Operating Report was not audited or reviewed by independent accountants and was not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). There can be no assurance that, from the perspective of an investor or a potential investor in the Registrant’s securities, the Monthly Operating Report is complete. The Monthly Operating Report may be subject to future adjustment and reconciliation. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Registrant’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Registrant’s financial condition or operating results for the period that would be reflected in the Registrant’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results.
The Monthly Operating Report and additional information about the Debtors’ filings under the Bankruptcy Code, including access to court documents and other general information about the Chapter 11 Case, are available online at the Registrant’s claims administration website located at http://www.delclaims.com/caseinfo/C09-14429.html.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K and its exhibit contain forward-looking statements that are subject to certain risks and uncertainties that could cause the Registrant’s plans or actual results to differ materially from those projected, including the Registrant being unsuccessful in selling its assets or engaging in another transaction in bankruptcy, the FDA failing to approve a Special Protocol Assessment for a Phase III randomized trial for Onrigin™ , the Registrant not obtaining court approval of its motions in the Chapter 11 proceeding pursued by it from time to time, the Registrant’s ability to develop, pursue, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case, the Registrant’s ability to retain and compensate key executives and other key employees, the Registrant’s ability to maintain relationships with its licensor and vendors, the potential inability to secure external sources of funding to continue operations, the inability to access capital and funding on favorable terms, continued operating losses and the inability to continue operations as a result, and a variety of other risks set forth from time to time in the Registrant’s filings with the Securities and Exchange Commission, including but not limited to the risks attendant to the forward-looking statements included under Item 1A, “Risk Factors” in the Registrant’s Form 10-K for the year ended December 31, 2008 and the Registrant’s Form 10-Q for the quarter ended September 30, 2009. The cautionary statements provided above are being made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 (the “ Act ”) and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act for any such forward-looking statements. Except in special circumstances in which a duty to update arises under law when prior disclosure becomes materially misleading in light of subsequent events, the Registrant does not intend to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description

99.1	Vion Pharmaceuticals, Inc. Monthly Operating Report filed with the United States Bankruptcy Court for the District of Delaware.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: February 22, 2010	By:	/s/ Howard B. Johnson
		Name:	Howard B. Johnson
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Vion Pharmaceuticals, Inc. Monthly Operating Report filed with the United States Bankruptcy Court for the District of Delaware